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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                           HEALTH FITNESS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Minnesota                                             41-1580506
 ------------------------                              -------------------------
 (State or Other Juris-                                   (I.R.S. Employer
 diction of Incorporation                               Identification Number)
    or Organization)



                           3500 West 80th Street, #130
                          Bloomington, Minnesota 55431
              ----------------------------------------------------
              (Address of Principal Executive Office and Zip Code)



                        1995 EMPLOYEE STOCK PURCHASE PLAN
                        ---------------------------------
                            (Full Title of the Plan)


                                 Jerry V. Noyce
                           Health Fitness Corporation
                              3500 West 80th Street
                          Bloomington, Minnesota 55431
                                 (952) 831-6830
 -------------------------------------------------------------------------------
 (Name, Address and Telephone Number, Including Area Code, of Agent for Service)


                                   Copies to:
                                John A. Satorius
                            Fredrikson & Byron, P.A.
                            1100 International Centre
                          Minneapolis, Minnesota 55402



                         CALCULATION OF REGISTRATION FEE

====================================================================================================================

                                                                             PROPOSED
                                                  PROPOSED MAXIMUM            MAXIMUM
  TITLE OF SECURITIES        AMOUNT TO BE          OFFERING PRICE            AGGREGATE              AMOUNT OF
   TO BE REGISTERED          REGISTERED(1)          PER SHARE(2)         OFFERING PRICE(2)      REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
  Options to Purchase
Common Stock under the
       1995 Plan              Indefinite               $ 0.00                 $ 0.00                 $ 0.00


 Common Stock issuable
   upon exercise of
 options granted under
     the 1995 Plan           50,000 shares             $0.765                 $38,250                 $9.57
                                                                                                      -----

        TOTAL:                                                                                        $9.57
====================================================================================================================


(1) In addition, pursuant to Rule 416 under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein and any additional securities which may become issuable pursuant to anti-dilution provisions of the plan.

(2) Estimated pursuant to Rule 457(h) solely for the purpose of calculating the registration fee and based upon the average of the bid and asked prices of the Registrant's Common Stock on August 14, 2001.


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     The purpose of this Registration Statement is to register additional shares for issuance under the Registrant's 1995 Employee Stock Purchase Plan. The contents of the Registrant's Registration Statements on Form S-8, Reg. No. 333-00876 and Reg. No. 333-32424, are incorporated herein by reference.



                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington and State of Minnesota, on the 15th day of August, 2001.


                                       HEALTH FITNESS CORPORATION
                                       (the "Registrant")



                                       By /s/ Jerry V. Noyce
                                          --------------------------------------
                                          Jerry V. Noyce
                                          President and Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                               (Power of Attorney)

     Each of the undersigned constitutes and appoints Jerry V. Noyce and Wesley
W. Winnekins his true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement of Health Fitness Corporation relating to the Company's 1995 Employee Stock Purchase Plan and any or all amendments or post-effective amendments to the Form S-8 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all




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that said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Signature                                   Title                                       Date
         ---------                                   -----                                       ----
/s/ Jerry V. Noyce                          President and Chief Executive               August 15, 2001
------------------------------------        Officer (principal executive
Jerry V. Noyce                              officer)



/s/ Wesley W. Winnekins                     Chief Financial Officer and                 August 15, 2001
------------------------------------        Treasurer (principal financial
Wesley W. Winnekins                         and accounting officer)


/s/ J. A. Bernards                          Chairman of the Board                       August 15, 2001
------------------------------------
James A. Bernards


/s/ K. James Ehlen, M.D.                    Director                                    August 15, 2001
------------------------------------
K. James Ehlen, M.D.


/s/ J. C. Penn                              Director                                    August 15, 2001
------------------------------------
John C. Penn


                                            Director                                    Not obtained
------------------------------------
Mark W. Sheffert


/s/ Linda Hall Whitman                      Director                                    August 15, 2001
------------------------------------
Linda Hall Whitman


/s/ R. A. Young                             Director                                    August 15, 2001
------------------------------------
Rodney A. Young



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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                           HEALTH FITNESS CORPORATION


                         Form S-8 Registration Statement



                                  EXHIBIT INDEX

Exhibit
 Number           Exhibit Description
--------          -------------------
 5                Opinion and Consent of counsel re securities under the Plan
23.1              Consent of counsel (See Exhibit 5)
23.2              Consent of independent accountants
24                Power of attorney (See Signature Page)




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